Exhibit 99.3

October 2014

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
SVP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013	December 2012
Ratios (percent)
Return on average assets	1.02	1.34	1.00	1.24	1.35	1.94	1.41	1.33
Return on average common equity	9.2	11.9	9.0	10.8	12.1	17.3	12.5	11.5
Average Bancorp shareholders’ equity as a percent of average assets	11.71	11.57	11.53	11.51	11.71	11.64	11.38	11.65
Net interest margin(a)	3.10	3.15	3.22	3.21	3.31	3.33	3.42	3.49
Efficiency(a)	62.1	58.2	64.9	61.5	59.2	53.2	59.8	65.2
Net losses charged off as a percent of average loans and leases	0.50	0.45	0.76	0.67	0.49	0.51	0.63	0.70
ALLL as a percent of portfolio loans and leases	1.56	1.61	1.65	1.79	1.92	1.99	2.08	2.16
Allowance for credit losses as a percent of portfolio loans and leases	1.71	1.77	1.82	1.97	2.11	2.18	2.28	2.37
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.88	0.92	1.05	1.10	1.16	1.32	1.41	1.49
Allowance for loan and lease losses as a percent of nonperforming assets(b)	178	175	157	161	165	151	147	144
Allowance for credit losses as a percent of nonperforming assets(b)	195	192	173	178	182	165	161	158
Common Share Data
Earnings per share	$0.39	$0.49	$0.36	$0.44	$0.47	$0.67	$0.47	$0.44
Earnings per diluted share	$0.39	$0.49	$0.36	$0.43	$0.47	$0.65	$0.46	$0.43
Cash dividends per common share	0.13	0.13	0.12	0.12	0.12	0.12	0.11	0.10
Book value per share	16.87	16.74	16.27	15.85	15.84	15.56	15.42	15.10
Common shares outstanding, excluding treasury	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057
Market price per share:
High	$21.75	$23.19	$23.39	$21.04	$19.69	$18.60	$16.61	$16.16
Low	19.52	20.03	20.50	17.50	18.04	15.80	15.35	13.75
End of period	20.02	21.35	22.96	21.03	18.05	18.05	16.31	15.20
Supplemental Data
Common dividends declared ($ in millions)	$108	$110	$102	$103	$106	$102	$96	$88
Full-time equivalent employees	18,503	18,732	19,080	19,446	20,256	20,569	20,744	20,798
Banking centers	1,308	1,309	1,311	1,320	1,326	1,326	1,320	1,325
ATMs	2,639	2,619	2,614	2,586	2,374	2,433	2,426	2,415

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	September	June	March	December	September	June	March	December
	2014	2014	2014	2013	2013	2013	2013	2012
Income Statement ($ in millions)
Interest income (FTE)	$1,023	$1,013	$998	$1,007	$997	$989	$1,000	$1,020
Interest expense	115	108	100	102	99	104	107	117

Net interest income (FTE)	908	905	898	905	898	885	893	903
Provision for loan and lease losses	71	76	69	53	51	64	62	76
Noninterest income:
Service charges on deposits	145	139	133	142	140	136	131	134
Investment advisory revenue	103	102	102	98	97	98	100	93
Corporate banking revenue	100	107	104	94	102	106	99	114
Mortgage banking net revenue	61	78	109	126	121	233	220	258
Card and processing revenue	75	76	68	71	69	67	65	66
Other noninterest income	33	226	41	170	185	414	109	215
Securities gains, net	3	8	7	2	2	—	17	2
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	—	—	—	5	6	2	(2)

Total noninterest income	520	736	564	703	721	1,060	743	880
Noninterest expense:
Salaries, wages and incentives	357	368	359	388	389	404	399	416
Employee benefits	75	79	101	78	83	83	114	96
Net occupancy expense	78	79	80	77	75	76	79	76
Technology and communications	53	52	53	53	52	50	49	52
Equipment expense	30	30	30	29	29	28	28	27
Card and processing expense	37	37	31	37	33	33	31	31
Other noninterest expense	258	309	296	327	298	361	278	465

Total noninterest expense	888	954	950	989	959	1,035	978	1,163
Income before income taxes (FTE)	469	611	443	566	609	846	596	544
Taxable equivalent adjustment	5	5	5	5	5	5	5	4

Income before income taxes	464	606	438	561	604	841	591	540
Applicable income tax expense	124	167	119	159	183	250	179	144

Net income	$340	$439	$319	$402	$421	$591	$412	$396
Less: Net income attributable to noncontrolling interests	—	—	1	—	—	—	(10)	(3)

Net income attributable to Bancorp	$340	$439	$318	$402	$421	$591	$422	$399
Dividends on preferred stock	12	23	9	19	—	9	9	9

Net income available to common shareholders	$328	$416	$309	$383	$421	$582	$413	$390

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,661	$12,644	$12,182	$12,094	$12,762	$12,426	$11,878	$11,685
Tier II capital	4,103	4,101	4,174	4,337	3,665	3,666	3,846	4,126

Total risk-based capital	$16,764	$16,745	$16,356	$16,431	$16,427	$16,092	$15,724	$15,811

Risk-weighted assets	$116,920	$117,117	$116,622	$115,969	$113,801	$111,559	$109,027	$109,301

Tier I risk-based capital ratio	10.83%	10.80%	10.45%	10.43%	11.21%	11.14%	10.89%	10.69%
Total risk-based capital ratio	14.34%	14.30%	14.02%	14.17%	14.43%	14.43%	14.42%	14.47%
Tier I leverage ratio	9.82%	9.86%	9.71%	9.70%	10.64%	10.45%	10.07%	10.08%
Tier I common equity ratio	9.64%	9.61%	9.51%	9.45%	9.95%	9.49%	9.75%	9.54%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September	June	March	December	September	June	March	December
	2014	2014	2014	2013	2013	2013	2013	2012
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,125	$3,312	$3,153	$3,178	$2,887	$2,390	$2,186	$2,441
Available-for-sale and other securities	22,912	22,814	20,749	18,597	18,080	16,187	15,263	15,207
Held-to-maturity securities	191	194	195	208	265	274	283	284
Trading securities	389	361	347	343	246	219	218	207
Other short-term investments	3,637	2,386	2,202	5,116	2,622	1,109	2,286	2,421

Total cash and securities	30,254	29,067	26,646	27,442	24,100	20,179	20,236	20,560
Loans held for sale	641	682	780	944	1,330	2,148	2,691	2,939
Portfolio loans and leases	90,624	90,484	89,705	88,614	87,231	87,032	85,676	85,782

Total loans and leases	91,265	91,166	90,485	89,558	88,561	89,180	88,367	88,721
Allowance for loan and lease losses	(1,414)	(1,458)	(1,483)	(1,582)	(1,677)	(1,735)	(1,783)	(1,854)
Bank premises and equipment	2,467	2,491	2,528	2,531	2,528	2,540	2,540	2,542
Operating lease equipment	732	667	714	730	707	645	598	581
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	16	17	18	19	21	23	25	27
Servicing rights	935	931	975	971	919	899	772	697
Other real estate owned	242	266	291	299	312	301	316	320
Other assets	7,275	6,999	7,064	8,059	7,786	8,912	7,895	7,884

Total assets	$134,188	$132,562	$129,654	$130,443	$125,673	$123,360	$121,382	$121,894

Liabilities
Deposits:
Demand	$32,258	$32,140	$31,234	$32,634	$30,153	$30,097	$30,027	$30,023
Interest checking	24,930	24,744	25,472	25,875	23,527	22,878	23,175	24,477
Savings	15,355	16,087	16,867	17,045	17,583	18,448	19,339	19,879
Money market	16,199	14,216	13,208	11,644	10,433	9,247	8,613	6,875
Foreign office	1,577	1,418	1,922	1,976	1,409	1,570	1,089	885
Other time	3,856	3,724	3,660	3,530	3,524	3,793	3,909	4,015
Certificates—$100,000 and over	3,117	3,623	4,511	6,571	7,497	7,374	5,472	3,284
Other foreign office	—	—	—	—	—	47	—	79

Total deposits	97,292	95,952	96,874	99,275	94,126	93,454	91,624	89,517
Federal funds purchased	148	153	268	284	225	636	386	901
Other short-term borrowings	2,730	3,146	2,717	1,380	3,487	2,112	2,439	6,280
Other liabilities	4,239	3,842	3,698	5,245	5,057	5,941	4,693	4,347
Long-term debt	14,336	13,961	11,233	9,633	8,098	6,940	8,320	7,085

Total liabilities	118,745	117,054	114,790	115,817	110,993	109,083	107,462	108,130

Equity
Common and preferred equity	16,889	16,661	16,122	15,802	15,085	15,292	14,315	13,975
Net unrealized gains (losses):
Available-for-sale securities	338	410	231	121	268	203	381	412
Qualifying cash flow hedges	12	22	16	13	31	29	37	50
Accumulated other comprehensive income related to employee benefit plans	(49)	(50)	(51)	(52)	(81)	(83)	(85)	(87)
Treasury stock, at cost	(1,786)	(1,574)	(1,492)	(1,295)	(662)	(1,202)	(766)	(634)

Total Bancorp shareholders’ equity	15,404	15,469	14,826	14,589	14,641	14,239	13,882	13,716
Noncontrolling interests	39	39	38	37	39	38	38	48

Total equity	15,443	15,508	14,864	14,626	14,680	14,277	13,920	13,764

Total liabilities and equity	$134,188	$132,562	$129,654	$130,443	$125,673	$123,360	$121,382	$121,894

Share Data
Preferred shares outstanding—Series G	—	—	—	—	—	16,442	16,450	16,450
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	24,000	—	—
Preferred shares outstanding—Series I	18,000	18,000	18,000	18,000	—	—	—	—
Preferred shares outstanding—Series J	12,000	12,000	—	—	—	—	—	—
Common shares outstanding, excluding treasury	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955	874,644,725	882,152,057
Treasury shares held	89,630,684	79,403,732	76,323,853	68,586,836	36,863,042	72,418,626	49,247,856	41,740,524

Quarterly Data

	Three Months Ended
	September	June	March	December	September	June	March	December
	2014	2014	2014	2013	2013	2013	2013	2012
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$91,428	$91,241	$90,238	88,865	$89,154	$89,473	$88,880	$86,180
Taxable securities	22,594	21,706	20,385	18,383	16,590	15,346	15,224	15,187
Tax exempt securities	50	52	46	48	44	55	51	57
Other short-term investments	2,283	2,182	2,509	4,612	1,894	1,561	1,571	1,521

Total interest-earning assets	116,355	115,181	113,178	111,908	107,682	106,435	105,726	102,945
Cash and due from banks	2,862	2,847	2,850	2,956	2,380	2,359	2,225	2,442
Other assets	14,461	14,417	14,478	14,986	15,015	15,198	15,016	15,468
Allowance for loan and lease losses	(1,458)	(1,480)	(1,576)	(1,671)	(1,731)	(1,780)	(1,850)	(1,912)

Total assets	$132,220	$130,965	$128,930	$128,179	$123,346	$122,212	$121,117	$118,943

Liabilities
Interest-bearing liabilities:
Interest checking	$24,926	$25,222	$25,911	$24,650	$23,116	$22,796	$23,763	$23,556
Savings	15,759	16,509	16,903	17,323	18,026	18,864	19,576	20,216
Money market	15,222	13,942	12,439	11,285	9,693	8,918	7,932	6,026
Foreign office	1,663	2,200	2,017	1,717	1,755	1,418	1,102	1,174
Other time	3,800	3,693	3,616	3,529	3,676	3,859	3,982	4,094
Certificates—$100,000 and over	3,339	3,840	5,576	7,456	7,315	6,519	4,017	3,084
Other foreign office	—	—	—	—	17	10	40	32
Federal funds purchased	520	606	547	301	464	560	691	794
Other short-term borrowings	1,973	2,234	1,808	2,177	1,675	2,867	5,429	4,553
Long-term debt	13,955	12,524	10,313	9,135	7,453	7,552	7,506	7,891

Total interest-bearing liabilities	81,157	80,770	79,130	77,573	73,190	73,363	74,038	71,420
Demand deposits	31,790	31,275	30,626	30,765	30,655	29,682	28,565	29,223
Other liabilities	3,749	3,724	4,274	5,045	5,023	4,908	4,687	4,394

Total liabilities	116,696	115,769	114,030	113,383	108,868	107,953	107,290	105,037
Equity	15,524	15,196	14,900	14,796	14,478	14,259	13,827	13,906

Total liabilities and equity	$132,220	$130,965	$128,930	$128,179	$123,346	$122,212	$121,117	$118,943

Average loans and leases (excluding held for sale)	$90,799	$90,549	$89,530	$87,895	$87,272	$86,707	$85,903	$83,943
Average common shares outstanding:
Basic	829,391,505	838,492,046	845,860,065	868,077,089	880,182,513	858,582,710	870,923,074	884,676,065
Diluted	838,324,420	848,245,111	857,923,596	877,510,663	888,111,269	900,625,454	913,163,262	925,585,306

Quarterly Data

	Three Months Ended
	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013	March 2013	December 2012
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,111	$41,364	$40,692	$39,347	$38,260	$37,868	$36,782	$36,077
Commercial mortgage loans	7,566	7,807	7,959	8,069	8,058	8,450	8,777	9,116
Commercial construction loans	1,704	1,426	1,220	1,041	879	758	699	707
Commercial leases	3,555	3,572	3,577	3,626	3,572	3,570	3,568	3,549

Subtotal—commercial	53,936	54,169	53,448	52,083	50,769	50,646	49,826	49,449
Consumer:
Residential mortgage loans	13,520	13,250	13,275	13,570	13,832	14,513	14,713	14,873
Home equity	8,987	9,056	9,125	9,246	9,356	9,531	9,727	10,018
Automobile loans	12,121	12,050	12,088	11,984	12,072	12,015	11,741	11,972
Credit card	2,317	2,261	2,177	2,294	2,157	2,114	2,043	2,097
Other consumer loans and leases	384	380	372	381	375	361	317	312

Subtotal—consumer	37,329	36,997	37,037	37,475	37,792	38,534	38,541	39,272

Total loans and leases	$91,265	$91,166	$90,485	$89,558	$88,561	$89,180	$88,367	$88,721

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,525	$41,451	$40,409	$38,846	$38,145	$37,636	$36,423	$34,311
Commercial mortgage loans	7,637	7,886	7,983	8,051	8,280	8,627	8,978	9,209
Commercial construction loans	1,565	1,364	1,118	955	797	717	700	697
Commercial leases	3,576	3,556	3,607	3,579	3,574	3,553	3,557	3,509

Subtotal—commercial	54,303	54,257	53,117	51,431	50,796	50,533	49,658	47,726
Consumer:
Residential mortgage loans	13,342	13,202	13,304	13,544	14,333	14,984	14,866	14,028
Home equity	9,009	9,101	9,194	9,296	9,432	9,625	9,872	10,129
Automobile loans	12,105	12,070	12,023	12,019	12,083	11,887	12,096	11,944
Credit card	2,295	2,232	2,230	2,202	2,140	2,071	2,069	2,029
Other consumer loans and leases	374	379	370	373	370	373	319	324

Subtotal—consumer	37,125	36,984	37,121	37,434	38,358	38,940	39,222	38,454

Total average loans and leases	$91,428	$91,241	$90,238	$88,865	$89,154	$89,473	$88,880	$86,180

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$305	$323	$398	$387	$391	$551	$618	$665
Nonaccrual loans held for sale	4	5	3	6	11	15	16	25
Restructured loans—commercial (nonaccrual) held for sale	3	—	—	—	—	—	3	4
Restructured loans and leases (nonaccrual) portfolio	315	317	335	364	379	358	333	364
OREO and other repossessed property(a)	176	192	213	229	244	241	259	257

Total nonperforming assets	$803	$837	$949	$986	$1,025	$1,165	$1,229	$1,315

Ninety days past due loans and leases	$87	$94	$94	$103	$156	$152	$164	$195

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$267	$249	$301	$287	$310	$356	$323	$345
Commercial mortgage loans	121	141	147	146	187	235	260	296
Commercial construction loans	4	10	19	31	34	47	74	85
Residential mortgage loans	111	117	141	165	166	202	221	237
Home equity and other consumer loans and leases	124	128	128	128	84	84	92	95

Total nonperforming loans and leases (including held for sale)	$627	$645	$736	$757	$781	$924	$970	$1,058

Credit Charge-Offs ($ in millions)
Gross charge-offs	($146)	($127)	($190)	($183)	($141)	($145)	($168)	($177)
Recoveries	31	26	22	35	32	33	35	$30

Net losses charged off	($115)	($101)	($168)	($148)	($109)	($112)	($133)	($147)

(a)	Excludes OREO related to government insured loans.